Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Quarterly Report”) of Amnutria Dairy Inc. (the “Registrant”) for the fiscal quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Yang Yong Shan, Chairman, Chief Executive Officer and President of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By: /s/ Yang Yong Shan
Yang Yong Shan Chairman, Chief Executive Officer and President (Principal Executive Officer) Dated this 19th day of November, 2007